UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 26, 2022
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Applied Bank Blvd, Suite 300, Glen Mills, Pennsylvania 19342
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 26, 2022, Axalta Coating Systems Ltd. (the “Company”) issued a press release and posted an earnings call presentation to its website reporting its financial results for the second quarter ended June 30, 2022. Copies of the press release and the earnings call presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Robert Bryant as Chief Executive Officer and President
On July 26, 2022, the Company announced that Robert Bryant will step down from his position as Chief Executive Officer and President (“CEO”) of the Company, effective as of August 31, 2022. Mr. Bryant will also step down from the Company’s Board of Directors (the “Board”) on such date. These actions were not related to any disagreement on any matter relating to the Company’s operations, policies or practices.
The Company and Mr. Bryant have entered into a separation and release agreement, dated July 25, 2022 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Bryant will receive, subject to his execution and non-revocation of a general release of claims, (1) a cash severance payment in the amount of $4,840,000, payable over 24 months in regular installments, under the terms of the Third Amended and Restated Executive Restrictive Covenant and Severance Agreement, dated as of December 10, 2018 (the “Executive Agreement”), by and among Mr. Bryant, the Company and Axalta Coating Systems, LLC, and (2) certain other benefits under the terms of the Executive Agreement, including a lump sum cash payment in an aggregate amount equal to 24 months of the applicable monthly premium cost that Mr. Bryant would be required to pay to continue qualifying health coverage under COBRA. Following the effective date of his departure, Mr. Bryant will be bound by the non-competition and other restrictive covenants in the Executive Agreement.
Appointment of Rakesh Sachdev as Interim Chief Executive Officer and President
The Board has appointed Rakesh Sachdev, currently an independent member of the Board, to serve as Interim Chief Executive Officer and President (“Interim CEO”) of the Company, effective as of August 31, 2022, while the Board undertakes a search to identify the Company’s next Chief Executive Officer and President.
On July 25, 2022, the Company and Mr. Sachdev entered into a letter agreement (the “Interim CEO Letter Agreement”) to memorialize the terms of his appointment as Interim CEO. Pursuant to the Interim CEO Letter Agreement, effective as of August 31, 2022, Mr. Sachdev will receive an annual base salary of $1,100,000 and an award of restricted stock units (“RSUs”) with a grant date value of $6,000,000 under the Company’s Amended and Restated 2014 Incentive Award Plan. There are no transactions involving Mr. Sachdev that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Information regarding Mr. Sachdev’s business experience and qualifications is disclosed under “Proposal No. 1: Election of Nine Directors to Serve Until the 2023 Annual General Meeting of Members – Rakesh Sachdev” in the Company’s definitive Proxy Statement for its 2022 Annual General Meeting of Members, which was filed with the Securities and Exchange Commission on April 22, 2022, and is incorporated herein by reference. There is no arrangement or understanding between Mr. Sachdev and another other person pursuant to which Mr. Sachdev was selected as an officer, and there are no family relationships between Mr. Sachdev and any of the Company’s directors or executive officers.
Retention Award
On July 25, 2022, the Company also entered into a retention agreement (the “Retention Agreement”) with Sean Lannon, Senior Vice President and Chief Financial Officer of the Company. Pursuant to the Retention Agreement, the Company will pay a cash retention award of $3,500,000 to Mr. Lannon, subject to Mr. Lannon’s continued employment with the Company for 24 months after the date of the Retention Agreement (the “Retention Period”). The entire amount of such retention award is subject to clawback or recoupment if (1) Mr. Lannon resigns without good reason or his employment is terminated for cause during the Retention Period, or (2) Mr. Lannon breaches non-competition and certain other restrictive covenants.
The foregoing descriptions of the Separation Agreement, the Interim CEO Letter Agreement and the Retention Agreement in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full terms and conditions of the Separation Agreement, the Interim CEO Letter Agreement and the Retention Agreement, as applicable, which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated in this Item 5.02 by reference.

Item 7.01. Regulation FD Disclosure.
On July 26, 2022, the Company issued a press release announcing the departure of Mr. Bryant as CEO and the appointment of Mr. Sachdev as Interim CEO. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished with Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description

10.1	Separation and Release Agreement, dated as of July 25, 2022, between Axalta Coating Systems Ltd. and Robert Bryant
10.2	Letter Agreement, dated as of July 25, 2022, between Axalta Coating Systems Ltd. and Rakesh Sachdev
10.3	Letter Agreement, dated as of July 25, 2022, between Axalta Coating Systems Ltd. and Sean Lannon
99.1	Press Release Announcing Earnings Results for the Second Quarter ended June 30, 2022, dated July 26, 2022
99.2	Second Quarter ended June 30, 2022 Earnings Call Presentation
99.3	Press Release Announcing CEO Transition, dated July 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	July 26, 2022	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer